Exhibit 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Dragon Pharmaceutical Inc., a Florida corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Form 10-QSB") that, to the best of their knowledge:

     (1) the Form 10-QSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 21, 2005
                                                   /s/ Yanlin Han
                                                   -----------------------------
                                                   Yanlin Han
                                                   Chief Executive Officer

Dated: September 21, 2005
                                                   /s/ Garry Wong
                                                   -----------------------------
                                                   Garry Wong
                                                   Chief Financial Officer